UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23, 2008

FIRST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Missouri	000-22842	43-1654695
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

142 East First Street, Mountain Grove, Missouri	65711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (417) 926-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On June 24, 2008, First Bancshares, Inc. (“Company”) issued a press release announcing that its Board of Directors had authorized the repurchase of up to 50,000 shares of the Company’s common stock.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(c)        Exhibits

99.1       Press Release of First Bancshares, Inc. dated June 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BANCSHARES, INC.

Date: June 24, 2008	/s/Ronald J. Walters
Ronald J. Walters
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT 99.1

First Bancshares, Inc. Authorizes
Stock Repurchase Program

Mountain Grove, Missouri (June 24, 2008) – First Bancshares, Inc. (“Company”) (NASDAQ - FstBksh: FBSI), the holding company for First Home Savings Bank (“Bank”), announced today that its Board of Directors has authorized a stock repurchase program for up to 50,000 shares of its outstanding common stock.  The repurchase program will expire on December 31, 2008.

Repurchases generally will be conducted through open market broker transactions, although unsolicited negotiated transactions or other types of repurchases are possible.  No shares will be repurchased directly from directors or officers of the Company or the Bank.

The purchase price to be paid for the shares purchased in the open market will not exceed the higher of the highest independent bid or the last independent transaction price reported on the Nasdaq National Market System.  The number of shares to be purchased in the open market during any single day generally will not exceed 25% of the average daily trading volume of the common stock over the preceding four weeks, except that the Company may make one block purchase per week.

First Bancshares, Inc. is the holding company for First Home Savings Bank, a FDIC-insured savings bank chartered by the State of Missouri that conducts business from its home office in Mountain Grove, Missouri, ten full service offices in Marshfield, Ava, Gainesville, Sparta, Springfield, Theodosia, Crane, Galena, Kissee Mills and Rockaway Beach, Missouri, and a loan origination office in Springfield, Missouri.

Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, and perceived opportunities in the market. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company’s actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors and risks.  Accordingly, undue reliance should not be placed on such forward-looking statements.  The Company undertakes no responsibility to update or revise any forward-looking statements.

Contact:  Daniel P. Katzfey, President and Chief Executive Officer     (417) 926-5151

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